UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 27, 2007


                               KEYSPAN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


                                    New York

                 (State or Other Jurisdiction of Incorporation)


       1-14161                                           11-3431358
(Commission File Number)                      (IRS Employer Identification No.)


  175 East Old Country Road, Hicksville, New York                     11801
     One MetroTech Center, Brooklyn, New York                         11201
       (Address of Principal Executive Offices)                     (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13.e-4(c))


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Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecasted or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with National Grid plc or the failure of the merger to close for any reason; volatility of energy prices used to generate electricity; fluctuations in weather and in gas and electric prices; general economic conditions, especially in the Northeast United States; our ability to successfully manage our cost structure and operate efficiently; our ability to successfully contract for natural gas supplies required to meet the needs of our customers; implementation of new accounting standards or changes in accounting standards or General Accepted Accounting Principles which may require adjustments to financial statements; inflationary trends and interest rates; the ability of KeySpan to identify and make complementary acquisitions, as well as the successful integration of such acquisitions; available sources and cost of fuel; creditworthiness of counterparties to derivative instruments and commodity contracts; the resolution of certain disputes with the Long Island Power Authority ("LIPA") concerning each party's rights and obligations under various agreements; retention of key personnel; federal and state regulatory initiatives that threaten cost and investment recovery and place limits on the type and manner in which we invest in new businesses and conduct operations; the impact of federal, state and local utility regulatory policies, legislation and orders on our regulated and unregulated businesses; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; competition facing our unregulated Energy Services businesses; the degree to which we develop unregulated business ventures, as well as federal and state regulatory policies affecting our ability to retain and operate such business ventures profitably; a change in the fair market value of our investments that could cause a significant change in the carrying value of such investments or the carrying value of related goodwill; timely receipts of payments from our two largest customers, LIPA and the New York Independent System Operator; changes in the unforced capacity financial swap pricing structure; receipt of approval of certain agreements entered into with LIPA; other risks detailed from time to time in other reports and other documents filed by KeySpan with the Securities and Exchange Commission.


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Item 2.02.  Results of Operations and Financial Condition.
            ----------------------------------------------

     On April 27, 2007, KeySpan Corporation ("the Company") issued a press release concerning, among other things, its consolidated earnings for the quarter ended March 31, 2007. The Company's press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The Company will also host a conference call at 10:30 a.m. EST on April 27, 2007 to discuss its consolidated earnings for the quarter ended March 31, 2007. The script of the earnings conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.











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Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

            Exhibits.

            99.1     Press Release dated April 27, 2007

            99.2     Script of the earnings conference call











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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KEYSPAN CORPORATION

Dated: April 27, 2007                     By: /s/Gerald Luterman
                                              ------------------
                                              Name:  Gerald Luterman
                                              Title: Executive Vice President
                                                     and Chief Financial Officer











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                                INDEX TO EXHIBITS


Exhibit No.           Exhibit                                          Page
-----------           -------                                          ----

     99.1             Press Release dated April 27, 2007                 7

     99.2             Script of Earnings Conference Call                14











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